EXHIBIT 99.1

Investor Presentation
August 2010

FORWARD LOOKING STATEMENTS
This presentation contains certain forward-looking statements and information relating to the Company that are based on the beliefs of management as well as assumptions made by and information currently available to management. In addition, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,”
“should” and similar expressions, or the negative thereof, as they relate to the Company or the Company’s management, are intended to identify forward-looking statements. Such statements reflect the current views of the Company with respect to future events and are subject to certain risks, uncertainties, changes in circumstances and assumptions, such as, for example, economic conditions, changes in interest rates and costs of funds, demand for loan products and financial services, risks inherent in our lending and investment activities, execution of our Strategic Growth and Diversification Plan and other factors including those set forth in the Company’s Form 10-K for its fiscal year ended December 31, 2009 and other filings with the
Securities and Exchange Commission. Should one or more of these risks, uncertainties or changes in circumstances materialize or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described herein as anticipated, believed, estimated, expected or intended.
Forward-looking statements are not assurances of future results, performance or outcomes. The Company does not intend to update these forward-looking statements, unless required to do so under federal securities laws.

Agenda
▪ CFS Bancorp Overview
▪ Strategic Growth & Diversification Plan
▪ Outlook

CFS Bancorp Overview

CFS Bancorp Overview
▪ Headquartered in Munster, IN
 – 23 branch locations in Northwest IN and
 South Suburban Chicago
 – CFS Bancorp formed in 1998
 – Citizens Financial Bank
 founded in 1934
▪ $1.1B Total Assets
▪ $756m Total Loans
▪ $899m Total Deposits
 – No Brokered Deposits
▪ $113m Tangible Common Equity
 – 10.3% TCE Ratio
 – No Holding Company debt
 – No TruPS
 – No TARP
▪ NASDAQ: CITZ

CFS Bancorp Overview
▪ What’s new
 – Senior Management (4 of 5 NEOs)
 – Business banking group reorganized (14 new Relationship Managers)
 – Upgraded credit team and underwriting process (6 new hires)
 – New sales culture with regional partnerships
 – Comprehensive performance & incentive systems
 – Focus on C&I, CRE-Owner Occupied, Multifamily offerings
 – Increased small business products
▪ Ongoing
 – NPA remediation efforts
 – Deposit acquisition and deleveraging
 – Capital management
▪ Discontinued / deemphasized
 – Eliminated syndication participations
 – Reduce commercial construction & land development

Recent Developments
▪ New CFO joined in June 2010

Strategic Growth
& Diversification Plan

Strategic Growth & Diversification Plan
▪ Board approved in late 2007
 – Implementation commenced in 2008
 – Investing in people and systems to execute Plan
▪ Four key long-term objectives
 – Reduce non-performing assets
 – Grow & diversify loan portfolio
 – Expand and deepen client relationships
 – Manage expenses

Investing in Talent to Drive Business Results
▪ 40 new senior and middle managers installed since 2007
▪ 4 of 5 Named Executive Officers new since 2007

Peer Group includes public Midwest Banks & Thrifts with total assets between $1B and $3B.

▪ Reduce non-performing assets
▪ Grow & diversify loan portfolio
▪ Expand and deepen client relationships
▪ Manage expenses
Strategic Growth & Diversification Plan

Syndications & Purchased Participations Drag
▪ Loan syndications & purchased participations have created significant problems
 – Represent only 6% of gross loan portfolio
 – But now account for nearly half of all NPLs
 • 53% of total syndications & participations are non-performing

Direct Originations vs.
Syndications & Purchased Participations NPLs
▪ Retail & Commercial direct originations have held up well
▪ Never originated Subprime, Alt-A, or Option-ARMs

Construction & Land Development
Asset Quality Issues Persist
▪ Commercial construction & development loans remain difficult
▪ Commercial real estate NPAs have stabilized

Reserve Position
▪ Have aggressively applied ASC 310-10 (FAS 114) on NPLs
▪ ALL/NPL depressed due to written-down impaired loans in NPLs
 – $12.1m of partial charge-offs on collateral dependent loans

Charge-offs Relative to Peers
▪ CITZ’s application of ASC 310-10 relative to peers is evident

Ongoing NPA Remediation
▪ Problem asset management
 – Weekly review of delinquencies by Asset Management Committee
 • Action plan review for all loans graded watch or worse
 • Impairment analysis prepared quarterly on all NPLs > $750,000
 • Loan grade review for all loans 30-days past due
 • All performing past due loans reviewed
 • Committee meetings reviewed & ratified by board
 – Monthly management reports prepared for board of directors
▪ Upgraded underwriting process & criteria
 – Hired new SVP-Senior Credit Officer in December 2007
 – Hired new VP-Credit Manager in July 2008
 – 4 new credit analysts added since December 2007
 – New Credit Policy implemented in early 2008
 – Developed new loan grading matrix utilizing objective attribute analysis in mid-
 2009

▪ Reduce non-performing assets
▪ Grow & diversify loan portfolio
▪ Expand and deepen client relationships
▪ Manage expenses
Strategic Growth & Diversification Plan

Growth Results In Targeted Segments
▪ 54% growth in targeted segments since 1Q 2007
 – C&I increased 77%
 – Multifamily increased 87%
 – Owner Occupied-CRE increased 24%

Strategic Shift In Portfolio
▪ 20% reduction in targeted segments since 1Q 2007
 – Residential real estate reduced 17%
 – Commercial construction & development loans reduced 57%
 – Total loan portfolio down only 4%

Results of Loan Portfolio Diversification Plan
Targeted Growth
From 29% è 40%
of portfolio
Targeted Shrinkage
From 44% è 35%
of portfolio
No Subprime,
Alt-A,
or Option ARMs

▪ Reduce non-performing assets
▪ Grow & diversify loan portfolio
▪ Expand and deepen client relationships
▪ Manage expenses
Strategic Growth & Diversification Plan

Focus on Business Relationships
▪ Business Banking Group reorganized to drive growth
 – New EVP-Sales Management hired in 2008
 – 14 new Relationship Managers added
 • Average tenure of 28 years
 • Specific expertise in Commercial & Industrial lending
▪ Focus on small & medium sized businesses
 – Significantly grow C&I relationships
 – Increase multi-family and owner-occupied as a share of Comm RE
▪ Increase business deposits to generate relationships & fund growth
▪ IT platform provides competitive advantage in cash management opportunities
▪ Proactive prospecting
 – Feet on the Street - tenured team now in their markets
 – Trusted Advisor approach vs. transactional lending
 – Incentives more heavily weighted towards deposit gathering than loan production

Relationships Are Building Deposits

Non-interest Bearing Deposits
Are Lowering Funding Costs

Core Deposits Have Remained Stable

Stronger Core Funding
Lowers High Cost Wholesale Funding

Expanding & Deepening Client
Relationships Drive Higher NIM
▪ 10 consecutive quarters of YoY NIM expansion driven by client relationships
 – Increase in core deposits
 – Increase in non-interest bearing deposits
 – Disciplined deposit and CD pricing

▪ Reduce non-performing assets
▪ Grow & diversify loan portfolio
▪ Expand and deepen client relationships
▪ Manage expenses
Strategic Growth & Diversification Plan

Expense Management
▪ Improve Efficiency Ratio
 – Overall headcount reduced from 360 in 2006 to 316 currently
 – Cost reduction initiatives targeting $1.2m of core expenses
 • Operating contract renegotiations
 • Salary freezes
 • Paper to electronic statement conversion
 • Operations Center relocation / consolidation
 • Remote deposit recapture
 • ATM rationalization
 – Construction of 3 new branches has been postponed
 – Review opportunities for additional ancillary fee income sources
 (i.e. mortgage banking, wealth management)

Significant Increases in Expenses to Be Reduced

Outlook

Outlook
▪ Achieve top quartile performance rankings
 – Continue to execute on Strategic Growth & Diversification Plan
 – Focus on core Northwest IN and South Suburban Chicago markets
 – Build Business Banking relationships and service offerings
▪ Expect and prepare for difficult environment
 – Slow economic recovery
 – Increased regulatory scrutiny
 – Higher future capital requirements
▪ Difficult outlook creates opportunities
 – Experienced senior management, sales, and credit teams in place
 – FDIC failures, ongoing consolidation, and client dislocations
 – Explore opportunistic expansion
 – Improving reputation as Business Banker

▪ Legacy of returning value to
 shareholders
 – Share repurchases
 – Dividends
▪ Continue to examine potential
 strategic alternatives
 – Expand the franchise
 – Opportunistic capital to
 strengthen balance sheet and
 facilitate growth
 – Explore business combinations

Investment Highlights
▪ Business transformation well underway
 – New management team in place
 – Executing on Strategic Growth & Diversification Plan
 – Asset quality stabilizing
 – Improving net interest margin
▪ Significant insider ownership aligned with shareholders
 – NEOs & Directors 7.3%
 – ESOP 7.9%
 – PL Capital 9.7%
▪ Valuation opportunity

Appendix

Financial Highlights
(2) Defined as Non-Interest Expense divided by the sum of Net Interest Income plus Non-Interest Income, excluding net gain on sales of investment securities and other assets.
(3) See Non-GAAP financial information on page 47.
(4) Annualized, if applicable.

Reconciliation to Non-GAAP Metrics

Loan Portfolio Composition